STONE RIDGE TRUST

LifeX 2035 Term Income ETF

LifeX 2040 Term Income ETF

LifeX 2045 Term Income ETF

SUPPLEMENT DATED AUGUST 1, 2025

TO

PROSPECTUS

AND

STATEMENT OF ADDITIONAL INFORMATION

DATED

MAY 1, 2025

On July 22, 2025, the Board of Trustees (the “Board”) of Stone Ridge Trust (the “Trust”) approved (i) a plan of liquidation and dissolution for the LifeX 2040 Term Income ETF and LifeX 2045 Term Income ETF (together, the “Liquidating ETFs”) (such transactions, the “Liquidations”) and (ii) changing the name of the LifeX 2035 Term Income ETF to “LifeX 2035 Income Bucket ETF”.

Liquidations of 2040 and 2045 ETFs

On July 22, 2025, the Board of the Trust approved a plan of liquidation and dissolution for the Liquidating ETFs. The Liquidations are expected to take place on or about August 22, 2025 (the “Liquidation Date”). It is expected that, effective two days prior to the Liquidation Date, the Liquidating ETFs’ shares will no longer be available for purchase by new investors.

The Liquidating ETFs’ investment adviser, Stone Ridge Asset Management LLC, expects to operate each Liquidating ETF pursuant to its stated investment strategies through the Liquidation Date. While the investment objective of each Liquidating ETF is to provide monthly distributions through the year in such Liquidating ETF’s name, the Liquidating ETFs will instead seek to pay a final monthly distribution in August 2025 and to liquidate and distribute their remaining assets to shareholders promptly following the Liquidation Date. In each case, the liquidation proceeds are expected to be distributed promptly following the Liquidation Date in full redemption of each shareholder’s shares of the Liquidating ETFs.

Name Change

Effective on or about September 15, 2025, the LifeX 2035 Term Income ETF will change its name to the LifeX 2035 Income Bucket ETF. There will be no other changes to the LifeX 2035 Term Income ETF’s investment objective, investment strategy or principal investment risks and exposures as a result of this name change.

Please Retain This Supplement for Future Reference